Registration No. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -----------------------------
                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         -----------------------------

                                    TXU CORP.
             (Exact name of registrant as specified in its charter)

        Texas                      Energy Plaza                  75-2669310
(State of incorporation           1601 Bryan Street           (I.R.S. Employer
   or organization)             Dallas, Texas 75201          Identification No.)
                                   (214) 812-4600
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                           ROBERT A. WOOLDRIDGE, Esq.
                         Worsham Forsythe Wooldridge LLP
                                1601 Bryan Street
                               Dallas, Texas 75201
                                 (214) 979-3000

                             PETER B. TINKHAM, Esq.
                        Secretary and Assistant Treasurer
                                    TXU Corp.
                                1601 Bryan Street
                               Dallas, Texas 75201
                                 (214) 812-4600

                           ROBERT J. REGER, JR., Esq.
                            Thelen Reid & Priest LLP
                               40 West 57th Street
                            New York, New York 10019
                                 (212) 603-2000

        (Names and addresses, including zip codes, and telephone numbers, including area codes, of agents for service)

                         -----------------------------

      It is respectfully requested that the Commission also send copies of all notices, orders and communications to:

                             RICHARD L. HARDEN, Esq.
                             Pillsbury Winthrop LLP
                             One Battery Park Plaza
                          New York, New York 10004-1490
                                 (212) 858-1000

                         -----------------------------

     Approximate date of commencement of proposed sale to the public: June 15, 2001.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-49434, 333-49434-01 and 333-49434-02; 333-79221, 333-79221-01, 333-79221-02 and
333-79221-03; 333-68663 and 333-68663-01; and 333-56055.

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


                         CALCULATION OF REGISTRATION FEE

=======================================================================================================
                                              Proposed maximum    Proposed maximum
  Title of each class of       Amount to be   offering price    aggregate offering        Amount of
securities to be registered     registered       per unit*             price          registration fee
---------------------------- --------------- ----------------- -------------------- -------------------
Debt Securities                $125,000,000        100%             $125,000,000           $31,250
=======================================================================================================

     * Estimated solely for the purpose of calculating the registration fee.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This registration statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (Securities Act), with respect to the offering by TXU Corp. of $125,000,000 in aggregate principal amount of its Debt Securities. In accordance with the provisions of General Instruction IV of Form S-3, the contents of Registration Statements Nos. 333-49434, 333-49434-01 and 333-49434-02; 333-56055; 333-68663 and 333-68663-01; and 333-79221,
333-79221-01, 333-79221-02 and 333-79221-03 (including the combined prospectus relating to these registration statements filed pursuant to Rule 429 under the Securities Act as a part of Registration Statement File Nos. 333-49434, 333-49434-01 and 333-49434-02), including the exhibits thereto, are incorporated by reference into this registration statement.

ITEM 16.  EXHIBITS.

5(a) Opinion and Consent of Worsham Forsythe Wooldridge LLP, General Counsel to TXU Corp.

5(b)      Opinion and Consent of Thelen Reid & Priest LLP, of Counsel to TXU
          Corp.

15 Letter of Deloitte & Touche LLP regarding unaudited condensed interim financial information.

23(a)     Independent Auditors' Consent of Deloitte & Touche LLP.

23(b)     Independent Auditors' Consent of PricewaterhouseCoopers.

23(c) Consent of Worsham Forsythe Wooldridge LLP (included in opinion, attached hereto as Exhibit 5(a)).

23(d) Consent of Thelen Reid & Priest LLP (included in opinion, attached hereto as Exhibit 5(b)).

24 Power of Attorney (included on the signature pages of this registration statement).

                                POWER OF ATTORNEY

     Each director and/or officer of the registrant whose signature appears below hereby appoints the Agents for Service named in this registration statement, and each of them severally, as his or her attorney-in-fact to sign in his or her name and behalf, in any and all capacities stated below, and to file with the Securities and Exchange Commission, any and all amendments, including post-effective amendments, to this registration statement, and the registrant hereby also appoints each such Agent for Service as its attorney-in-fact with like authority to sign and file any such amendments in its name and on its behalf.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, and State of Texas, on the 12th day of June, 2001.

                                        TXU CORP.


                                        By:  /s/ Erle Nye
                                           ------------------------------------
                                           (Erle Nye, Chairman of the Board
                                                and Chief Executive)

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

            Signature                         Title                     Date
            ---------                         -----                     ----


          /s/ Erle Nye                   Principal Executive       June 12, 2001
---------------------------------------  Officer and Director
  (Erle Nye, Chairman of the Board
         and Chief Executive)


      /s/ Michael J. McNally             Principal Financial       June 12, 2001
---------------------------------------  Officer
 (Michael J. McNally, Executive Vice
President and Chief Financial Officer)


        /s/ Biggs C. Porter              Principal Accounting      June 12, 2001
---------------------------------------  Officer
    (Biggs C. Porter, Controller)


       /s/ Derek C. Bonham               Director                  June 12, 2001
---------------------------------------
        (Derek C. Bonham)


       /s/ J.S. Farrington               Director                  June 12, 2001
---------------------------------------
       (J.S. Farrington)


      /s/ William M. Griffin             Director                  June 12, 2001
---------------------------------------
       (William M. Griffin)


        /s/ Kerney Laday                 Director                  June 12, 2001
---------------------------------------
         (Kerney Laday)



---------------------------------------  Director
        (Jack E. Little)


      /s/ Margaret N. Maxey              Director                  June 12, 2001
---------------------------------------
       (Margaret N. Maxey)

     /s/ J.E. Oesterreicher              Director                  June 12, 2001
---------------------------------------
      (J. E. Oesterreicher)


      /s/ Charles R. Perry               Director                  June 12, 2001
---------------------------------------
       (Charles R. Perry)


    /s/ Herbert H. Richardson            Director                  June 12, 2001
---------------------------------------
     (Herbert H. Richardson)

                                  EXHIBIT INDEX


Exhibit   Description
-------   -----------

5(a) Opinion and Consent of Worsham Forsythe Wooldridge LLP, General Counsel to TXU Corp.

5(b)      Opinion and Consent of Thelen Reid & Priest LLP, of Counsel to TXU
          Corp.

15 Letter of Deloitte & Touche LLP regarding unaudited condensed interim financial information.

23(a)     Independent Auditors' Consent of Deloitte & Touche LLP.

23(b)     Independent Auditors' Consent of PricewaterhouseCoopers.

23(c) Consent of Worsham Forsythe Wooldridge LLP (included in opinion, attached hereto as Exhibit 5(a)).

23(d) Consent of Thelen Reid & Priest LLP (included in opinion, attached hereto as Exhibit 5(b)).

24 Power of Attorney (included on the signature pages of this registration statement).